EXHIBIT 10.62
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                           IRREVOCABLE PROXY AGREEMENT

         This Irrevocable Proxy Agreement is made as of December 2, 1999, by and between Andrew M. Martin ("Martin"), Homegrown Holdings Corp. ("Holdings") and ______________ ("Agent").

         1. DELIVERY OF IRREVOCABLE PROXY. Pursuant to the terms of the Stock Collar Agreement dated the date hereof, between Martin and Holdings (the "Stock Collar Agreement"), Martin hereby appoints Agent, a representative of Holdings, the true and lawful substitute, attorney and proxy, with full power of substitution, of Martin with respect to the 1,677,691 shares of the common stock ("the Shares") of Annie's Homegrown, Inc., a Delaware corporation ("Corporation") which are subject to the Stock Collar Agreement, for, and in the name, place and stead of Martin, to vote, grant or consent according to the number of votes which Martin would then be entitled to cast with respect to the Shares, and with all the powers which Martin would be entitled to exercise with respect to the Shares, if personally present, at any meeting of the shareholders of the Company or any action taken or consent granted by shareholders of the Company, between the date hereof and the termination of the proxy granted herein, as described below, and does hereby revoke all proxies heretofore given by Martin as a shareholder in said Company with respect to the Shares.

         2. IRREVOCABLE PROXY. The proxy granted hereby shall continue for ten years from the date hereof, in full force and effect until December 1, 2009, and shall be irrevocable unless terminated in accordance with Section 3 hereof. The agreement may be extended for successive ten-year periods. Throughout such periods the Agent shall have the exclusive right to vote upon such shares or to give written consents in lieu of voting thereon, subject to any limitation on the right to vote contained in the Certificate of Incorporation or other certificate filed pursuant to law, in person or proxy and at all meetings of the Corporation's shareholders, and in all proceedings wherein the vote or written consent of shareholders may be required or authorized by law.

         3. TERMINATION OF PROXY BY MARTIN. The proxy granted herein shall terminate five (5) days after Martin gives notice to the Agent and to Holdings of any of the following events: (a) Holdings fails to exercise any installment of the "Call Option," as defined in Section 1.1 of the Stock Collar Agreement, within fifteen (15) days of having the right to do so, and such failure continues for five (5) days after notice from Martin that the Call Option has not been exercised, or (b) in the event of any other default by Holdings under the Stock Collar Agreement or the Pledge and Escrow Agreement, dated this date, between Holdings, Martin and Ann E. Withey (the "Pledge Agreement"), which Holdings fails to cure in the applicable notice periods contained therein.

         4. OTHER TERMINATION OF PROXY. The proxy shall also terminate with respect to any and all Shares which are transferred to Holdings pursuant to the Stock Collar Agreement.

         5. LIABILITY. The Agent shall use its best judgment in voting the stock held by it, but shall not be liable for the consequence of any vote cast, or consent given by it, in good faith, and in the absence of gross negligence.



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         6. CHOICE OF LAW. This Agreement and the proxy given hereby shall be governed by and construed in accordance with Delaware law. The parties hereby irrevocably submit to the jurisdiction of the courts of the State of Delaware for the purpose of any legal action or proceeding in any such court with respect to, or arising out of, this Agreement or any other agreement, contract or instrument executed and delivered in connection therewith

         7. ATTORNEYS' FEES. In the event any party incurs costs in enforcing this Agreement, the prevailing party in any subsequent litigation shall be entitled to full reimbursement of their expenses of enforcement including attorneys' fees. This right shall survive and not merge into any judgment obtained by a party hereto whereof the parties have signed this Agreement on the date set forth above.

         8. ENTIRE AGREEMENT. This Agreement, along with the Stock Collar Agreement and the Pledge Agreement, constitute the full and entire understanding and agreement between the parties with respect to the subject matter of this Agreement and such other documents, and supercedes all previous agreement and understandings, written or oral, concerning the subject matter of this Agreement.

         WHEREFOR the parties enter into this Agreement on the date set forth above.


                                            --------------------------------


                                            HOMEGROWN HOLDINGS CORP.

                                            By: /s/ John Foraker
                                            --------------------------------
                                            Title: President


                                            ANDREW M. MARTIN

                                            /s/ Andrew M. Martin
                                            --------------------------------
                                            Andrew M. Martin, individually


                                            AGENT

                                            /s/ John Foraker
                                            --------------------------------